UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 17, 2018

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

CANADA	001-15254	NONE
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.

Calgary, Alberta, Canada T2P 3L8, Canada

(Address of Principal Executive Offices) (Zip Code)

(403) 231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 Entry into a Material Definitive Agreement.

EEP Agreement and Plan of Merger

On September 17, 2018, Enbridge Energy Partners, L.P., a Delaware limited partnership (“EEP”), Enbridge Energy Company, Inc., a Delaware corporation and the general partner of EEP (the “General Partner”), Enbridge Energy Management, L.L.C., a Delaware limited liability company and the delegate of the General Partner (“EEQ”), Enbridge Inc., a Canadian corporation (“Enbridge”), Enbridge (U.S.) Inc., Winter Acquisition Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Enbridge (“EEP Merger Sub”), and, solely for the purposes of Article I, Article II and Article XI, Enbridge US Holdings Inc., a Delaware corporation, entered into an Agreement and Plan of Merger (the “ EEP Merger Agreement”). Pursuant to the EEP Merger Agreement, EEP Merger Sub will be merged with and into EEP (the “EEP Merger”), with EEP continuing as the sole surviving entity and a wholly owned subsidiary of Enbridge.

Subject to the terms and conditions set forth in the EEP Merger Agreement, at the effective time of the EEP Merger, each Class A common unit representing a fractional part of the limited partner interests in EEP (each, an “EEP Class A Common Unit”) issued and outstanding immediately prior to the effective time of the EEP Merger, other than certain excluded EEP Class A Common Units owned by Enbridge and its subsidiaries, will be converted into, and become exchangeable for, 0.335 common shares of Enbridge (“Enbridge Common Stock”).

The special committee (the “EEP Special Committee”) of the board of directors of EEQ, which manages the affairs and business of EEP as the delegate of the General Partner (in such capacity, the “EEP Board”), has, acting in good faith, unanimously, (i) determined, based upon the facts and circumstances it deemed relevant, reasonable or appropriate to its decision, that the EEP Merger Agreement and the transactions contemplated thereby, including the EEP Merger, are fair and reasonable to EEP, including the holders of the outstanding units of EEP (other than Enbridge and its affiliates) (the “Public Unitholders”), (ii) approved the EEP Merger Agreement and the transactions contemplated thereby, on the terms and subject to the conditions set forth in the EEP Merger Agreement, and (iii) recommended that the EEP Board approve the EEP Merger Agreement and the transactions contemplated thereby. Based upon such recommendation, the EEP Board has, acting in good faith, unanimously (i) determined that the EEP Merger Agreement and the transactions contemplated thereby, including the EEP Merger, are fair and reasonable to EEP and the Public Unitholders, (ii) approved the EEP Merger Agreement and the transactions contemplated thereby on the terms and subject to the conditions set forth in the EEP Merger Agreement, (iii) resolved to recommend that board of directors of the General Partner (the “GP Board”) approve the EEP Merger Agreement and the transactions contemplated thereby, and (iv) resolved to recommend that the limited partners of EEP approve the EEP Merger Agreement and the transactions contemplated thereby and directed that the EEP Merger Agreement be submitted to such limited partners for their approval. Based upon such recommendation, the GP Board has, acting in good faith, unanimously (i) determined that the EEP Merger Agreement and the transactions contemplated thereby, including the EEP Merger, are fair and reasonable to EEP and the Public Unitholders, (ii) approved the EEP Merger Agreement and the transactions contemplated thereby on the terms and subject to the conditions set forth in the EEP Merger Agreement, (iii) resolved to recommend that the limited partners of EEP approve the EEP Merger Agreement and the transactions contemplated thereby and directed that the EEP Merger Agreement be submitted to the limited partners of EEP for their approval.

EEP has agreed, subject to certain exceptions with respect to unsolicited proposals, not to, directly or indirectly, solicit, enter into discussions concerning, provide non-public information in connection with or otherwise facilitate any effort or attempt to make any competing acquisition proposals. However, the EEP Special Committee may, subject to certain conditions, change its recommendation in favor of approval of the EEP Merger Agreement if, in connection with the receipt of a superior proposal or an event occurring after the date of the EEP Merger Agreement that was not known by or reasonably foreseeable to the EEP Special Committee at the time of the execution of the EEP Merger Agreement, the EEP Special Committee determines in good faith, after consultation with its outside counsel and its financial advisor, that the failure to take such action would be materially adverse to the interests of EEP or the Public Unitholders or would otherwise be reasonably likely to be inconsistent with its duties under applicable law or obligations under the limited partnership agreement of EEP.

The approval of the EEP Merger Agreement requires the affirmative vote of (i) the holders of 66 2/3% of the outstanding units of EEP entitled to vote on such matter and (ii) the holders of a majority of the outstanding EEP Class A Common Units (other than those held by Enbridge and its affiliates) and the outstanding I-Units of EEP (other than I-Units voted at the direction of Enbridge and its affiliates) entitled to vote on such matter, voting together as a single class (clauses (i) and (ii), collectively, the “Unitholder Approval”). Pursuant to the EEP Merger Agreement, Enbridge

has agreed that, at the EEP unitholder meeting and at any meeting of holders of the EEQ Listed Shares (as defined below) held for the purpose of determining how the I-Units of EEP shall be voted, it will vote, or cause to be voted, to the extent permitted under the organizational documents of EEQ, any EEP units or EEQ Listed Shares then owned beneficially or of record by it or any of its subsidiaries, in favor of the approval of the EEP Merger Agreement.

The completion of the EEP Merger is subject to the satisfaction or waiver of customary closing conditions, including: (i) receipt of the Unitholder Approval, (ii) the Enbridge Common Stock issuable in connection with the EEP Merger having been approved for listing on the New York Stock Exchange (“NYSE”) and the Toronto Stock Exchange (“TSX”), subject to official notice of issuance, (iii) expiration or termination of any waiting period (and any extension thereof) applicable to the EEP Merger under the Hart-Scott Rodino Antitrust Improvements Act of 1976, (iv) the absence of any governmental order prohibiting the consummation of the EEP Merger or the other transactions contemplated thereby, and (v) Enbridge’s registration statement on Form S-4 (the “EEP Registration Statement”) having become effective under the Securities Act of 1933 (the “Securities Act”). The obligation of each party to the EEP Merger Agreement to consummate the EEP Merger is also conditioned upon the accuracy of the representations and warranties of the other parties as of the date of the EEP Merger Agreement and as of the closing (subject to customary materiality qualifiers), the performance in all material respects by the other parties of all obligations required to be performed by them under the EEP Merger Agreement at or prior to closing, and receipt of an officer’s certificate evidencing the satisfaction of the foregoing.

Each of Enbridge, Enbridge (U.S.) Inc., EEP Merger Sub, the General Partner, EEQ and EEP has made customary representations and warranties, and agreed to customary covenants, in the EEP Merger Agreement. Subject to certain exceptions, Enbridge and EEP have each agreed, among other things, to covenants relating to the conduct of their respective businesses during the interim period between the execution of the EEP Merger Agreement and the consummation of the EEP Merger. In addition, the parties have agreed that until the earlier of the Effective Time of the EEP Merger or termination of the EEP Merger Agreement, the EEP Board shall declare and cause EEP to pay EEP’s regular quarterly cash distribution in an amount not less than US$0.35 per EEP Class A Common Unit.

The Merger Agreement contains certain termination rights that may be exercised by either Enbridge or EEP, including in the event that (i) both parties agree by mutual written consent by action of the board of directors of Enbridge (the “Enbridge Board”) and the EEP Board, with the approval of the EEP Special Committee, to terminate the EEP Merger Agreement, (ii) the EEP Merger is not consummated by March 18, 2019, (iii) the Unitholder Approval is not obtained at the EEP unitholder meeting or any adjournment or postponement thereof taken in accordance with the EEP Merger Agreement or (iv) any order permanently restraining, enjoining or otherwise prohibiting consummation of the EEP Merger having become final and non-appealable. In addition, Enbridge may terminate the EEP Merger Agreement if the EEP Special Committee changes its recommendation with respect to approval of the EEP Merger Agreement prior to the receipt of the Unitholder Approval. If the EEP Merger Agreement is terminated under certain circumstances, Enbridge may be required to reimburse EEP for its transaction expenses in an amount not to exceed US$4 million.

The foregoing description of the EEP Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the actual EEP Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

EEQ Agreement and Plan of Merger

On September 17, 2018, EEQ, Enbridge, Winter Acquisition Sub I, Inc., a Delaware corporation and wholly owned subsidiary of Enbridge (“EEQ Merger Sub”), and, solely for the purposes of Article I, Section 2.4 and Article X, Enbridge Energy Company, Inc., a Delaware corporation, entered into an Agreement and Plan of Merger (the “EEQ Merger Agreement”). Pursuant to the EEQ Merger Agreement, EEQ Merger Sub will be merged with and into EEQ (the “EEQ Merger”), with EEQ continuing as the sole surviving entity and a wholly owned subsidiary of Enbridge.

Subject to the terms and conditions set forth in the EEQ Merger Agreement, at the effective time of the EEQ Merger, each Listed Share of EEQ (each, an “EEQ Listed Share”) issued and outstanding immediately prior to the effective time of the EEQ Merger, other than certain excluded EEQ Listed Shares owned by Enbridge and its subsidiaries, will be converted into, and become exchangeable for, 0.335 shares of Enbridge Common Stock.

The special committee (the “EEQ Special Committee”) of the board of directors of EEQ, not acting in its capacity as the delegate of the General Partner (in such capacity, the “EEQ Board”), has, acting in good faith, unanimously, (i) determined, based upon the facts and circumstances it deemed relevant, reasonable or appropriate to its decision, that the EEQ Merger Agreement, the transactions contemplated thereby, including the EEQ Merger, and the amendment to the limited liability company agreement of EEQ (the “Company Agreement” and, as amended, the “Company Agreement Amendment”) are fair and reasonable to EEQ, including the holders of EEQ Listed Shares

(other than Enbridge and its affiliates) (the “Public Shareholders”), (ii) approved the EEQ Merger Agreement, the transactions contemplated thereby and the Company Agreement Amendment, on the terms and subject to the conditions set forth in the EEQ Merger Agreement, and (iii) recommended that the EEQ Board approve the EEQ Merger Agreement, the transactions contemplated thereby and the Company Agreement Amendment. Based upon such recommendation, the EEQ Board has, acting in good faith, unanimously (i) determined that the EEQ Merger Agreement, the transactions contemplated thereby, including the EEQ Merger, and the Company Agreement Amendment are fair and reasonable to EEQ, including the Public Shareholders, (ii) approved the EEQ Merger Agreement, the transactions contemplated thereby and the Company Agreement Amendment, on the terms and subject to the conditions set forth in the EEQ Merger Agreement, and (iii) resolved to recommend that holders of EEQ Listed Shares approve the EEQ Merger Agreement, the transactions contemplated thereby and the Company Agreement Amendment, and waive Section 9.05(a)(v) of the Company Agreement, and directed that the EEQ Merger Agreement be submitted to the holders of EEQ Listed Shares for their approval.

EEQ has agreed, subject to certain exceptions with respect to unsolicited proposals, not to, directly or indirectly, solicit, enter into discussions concerning, provide non-public information in connection with or otherwise facilitate any effort or attempt to make any competing acquisition proposals. However, the EEQ Special Committee may, subject to certain conditions, change its recommendation in favor of approval of the EEQ Merger Agreement if, in connection with the receipt of a superior proposal or an event occurring after the date of the EEQ Merger Agreement that was not known by or reasonably foreseeable to the EEQ Special Committee at the time of the execution of the EEQ Merger Agreement, the EEQ Special Committee determines in good faith, after consultation with its outside counsel and its financial advisor, that the failure to take such action would be materially adverse to the interests of EEQ or the Public Shareholders or would otherwise be reasonably likely to be inconsistent with its duties under applicable law or obligations under the Company Agreement.

The approval of the EEQ Merger Agreement requires the affirmative vote of a majority of the outstanding EEQ Listed Shares held by the Public Shareholders (the “Shareholder Approval”). Pursuant to the EEQ Merger Agreement, Enbridge has agreed that, at the EEQ shareholder meeting, it will vote, or cause to be voted, all EEQ securities then owned beneficially or of record by it or any of its subsidiaries, in favor of (i) the approval of the EEQ Merger Agreement and (ii) for purposes of determining the manner in which the I-Units of EEP are voted, the approval of the EEP Merger Agreement.

The completion of the EEQ Merger is subject to the concurrent consummation of the EEP Merger, as described herein. The completion of the EEQ Merger is also subject to the satisfaction or waiver of customary closing conditions, including: (i) receipt of the Shareholder Approval, (ii) the Enbridge Common Stock issuable in connection with the EEQ Merger having been approved for listing on the NYSE and the TSX, subject to official notice of issuance, (iii) expiration or termination of any waiting period (and any extension thereof) applicable to the EEQ Merger under the Hart-Scott Rodino Antitrust Improvements Act of 1976, (iv) the absence of any governmental order prohibiting the consummation of the EEQ Merger or the other transactions contemplated thereby, and (v) Enbridge’s registration statement on Form S-4 (the “EEQ Registration Statement”) having become effective under the Securities Act. The obligation of each party to the EEQ Merger Agreement to consummate the EEQ Merger is also conditioned upon the accuracy of the representations and warranties of the other parties as of the date of the EEQ Merger Agreement and as of the closing (subject to customary materiality qualifiers), the performance in all material respects by the other parties of all obligations required to be performed by them under the EEQ Merger Agreement at or prior to closing, and receipt of an officer’s certificate evidencing the satisfaction of the foregoing.

Each of Enbridge, EEQ Merger Sub and EEQ have made customary representations and warranties, and agreed to customary covenants, in the EEQ Merger Agreement. Subject to certain exceptions, Enbridge and EEQ have each agreed, among other things, to covenants relating to the conduct of their respective businesses during the interim period between the execution of the EEQ Merger Agreement and the consummation of the EEQ Merger.

The Merger Agreement contains certain termination rights that may be exercised by either Enbridge or EEQ, including in the event that (i) both parties agree by mutual written consent by action of the Enbridge Board and the EEQ Board, with the approval of the EEQ Special Committee, to terminate the EEQ Merger Agreement, (ii) the EEQ Merger is not consummated by March 18, 2019, (iii) the Shareholder Approval is not obtained at the EEQ shareholder meeting or any adjournment or postponement thereof taken in accordance with the EEQ Merger Agreement, (iv) any order permanently restraining, enjoining or otherwise prohibiting consummation of the EEQ Merger having become final and non-appealable or (v) the EEP Merger Agreement is terminated in accordance with its terms. In addition, Enbridge may terminate the EEQ Merger Agreement if the EEQ Special Committee changes its recommendation with respect to approval of the EEQ Merger Agreement prior to receipt of the Shareholder Approval. If the EEQ Merger Agreement is terminated under certain circumstances, Enbridge may be required to reimburse EEQ for its transaction expenses in an amount not to exceed US$4 million.

The foregoing description of the EEQ Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the actual EEQ Merger Agreement, a copy of which is filed as Exhibit 2.2 to this Current Report on Form 8-K and incorporated herein by reference.

ENF Arrangement Agreement

Arrangement Agreement

On September 17, 2018, Enbridge and Enbridge Income Fund Holdings Inc., an Alberta corporation (“ENF”), entered into an Arrangement Agreement (the “Arrangement Agreement”). Pursuant to the Arrangement Agreement, Enbridge will, subject to the terms and conditions thereof, acquire all of the issued and outstanding common shares in the capital of ENF (the “ENF Shares”) not already owned by Enbridge (the “Arrangement”).

Subject to the terms and conditions set forth in the Arrangement Agreement, at the effective time of the Arrangement, each ENF Share issued and outstanding immediately prior to the effective time of the Arrangement, other than the ENF Shares owned by Enbridge, will be exchanged for 0.7350 (the “Exchange Ratio”) of a common share in the capital of Enbridge (the “Enbridge Shares”) and a cash payment equal to the greater of: (i) $0.45 plus (A) an amount calculated by multiplying the sum of the amount of the dividends per Enbridge Share declared by Enbridge in respect of which the record date for such dividend has occurred during the period commencing on the date of the Agreement and ending on the date immediately prior to the effective date of the Arrangement by the Exchange Ratio, less (B) the sum of the amount of the dividends per ENF Share declared by ENF in respect of which the record date for such dividend has occurred during the period commencing on November 30, 2018 and ending on the effective date of the Arrangement; and (ii) $0.45.

The special committee (the “ENF Special Committee”) of the board of directors (the “ENF Board”) of ENF, has, acting in good faith and relying on the advice of its legal and financial advisors, unanimously determined: (i) that the Arrangement is fair to the shareholders of ENF (the “ENF Shareholders”), other than Enbridge; (ii) that the Arrangement is in the best interests of ENF; and (iii) to recommend to the ENF Board that the Arrangement be submitted to the ENF Shareholders for approval and to recommend that the ENF Shareholders vote in favor of the Arrangement at a special meeting of the ENF Shareholders (the “Meeting”). Based upon such recommendation, the ENF Board has, acting in good faith and relying on the recommendation of the ENF Special Committee and the advice of its legal and financial advisors, unanimously determined: (i) that the Arrangement is fair to the ENF Shareholders, other than Enbridge; (ii) that the Arrangement is in the best interests of ENF; and (iii) to direct that the Arrangement be submitted to ENF Shareholders for approval and to recommend that ENF Shareholders vote in favor of the Arrangement at the Meeting.

As of September 17, 2018, Enbridge owned 35,106,434 ENF Shares, representing approximately 19.9% of the total ENF Shares issued and outstanding.

The completion of the Arrangement is subject to certain customary closing conditions, including: (i) receipt of approval by 66 2/3% of the votes cast by ENF Shareholders present in person or by proxy at the Meeting; (ii) receipt of approval of a majority of the votes cast by ENF Shareholders present in person or by proxy at the Meeting, after excluding the votes cast by Enbridge, its affiliates and certain other insiders; (iii) receipt of certain regulatory approvals, including approval by the Court of Queen’s Bench of Alberta, and approvals, as required under the Competition Act (Canada), the Canada Transportation Act and the Investment Canada Act; and (iv) the Enbridge Shares issuable in connection with the Arrangement having been authorized for listing on the NYSE and the TSX.

The obligation of each party to the Arrangement Agreement to consummate the Arrangement is also conditioned upon the accuracy of the representations and warranties of the other party as of the date of the Arrangement Agreement and as of the closing (subject to customary materiality qualifiers), the performance by the other party of all obligations under the Arrangement Agreement at or prior to closing and receipt of an officer’s certificate evidencing the satisfaction of the foregoing.

Enbridge and ENF have made customary representations and warranties, and agreed to customary covenants, in the Arrangement Agreement. Subject to certain exceptions, Enbridge and ENF have each agreed, among other things, to covenants relating to the conduct of their respective businesses during the interim period between the execution of the Arrangement Agreement and the consummation of the Arrangement.

The Arrangement Agreement contains certain termination rights that may be exercised by either Enbridge or ENF, including in the event that: (i) both parties agree by mutual written consent; (ii) the Arrangement is not consummated by March 29, 2019; (iii) the Arrangement is not approved by the ENF Shareholders at the Meeting; and (iv) if any

applicable law makes the consummation of the Arrangement or the transactions contemplated by the Arrangement Agreement illegal or otherwise prohibited, and such applicable law has become final and non-appealable. The Arrangement Agreement also contains non-solicitation covenants by ENF and right to match provisions in favor of Enbridge. Pursuant to the Arrangement Agreement, a non-completion fee of $165 million will be payable by ENF in certain circumstances, including if ENF enters into an agreement with respect to a superior proposal or if the ENF Board withdraws or modifies its recommendation with respect to the Arrangement. The Arrangement Agreement also provides that a non-completion fee of $165 million will be payable by Enbridge in certain circumstances.

The foregoing description of the Arrangement Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the actual Arrangement Agreement, a copy of which is filed as Exhibit 2.3 to this Current Report on Form 8-K and incorporated herein by reference.

The representations, warranties, and covenants of each party set forth in the EEP Merger Agreement, EEQ Merger Agreement and Arrangement Agreement (collectively, the “Agreements”) were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to the Agreements, and may be subject to limitations agreed upon by the contracting parties including (i) being qualified by confidential disclosures made for the purposes of allocating contractual risk between the respective parties to such agreements instead of establishing these matters as facts and (ii) being subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or of any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the dates of the Agreements, which subsequent information may or may not be fully reflected in Enbridge’s, EEP’s, EEQ’s or ENF’s, as applicable, public disclosures.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements are based on the beliefs and assumptions of Enbridge, EEP, EEQ, ENF and Spectra Energy Partners, LP (“SEP” and, together with EEP, EEQ and ENF, the “Sponsored Vehicles”). These forward-looking statements are identified by terms and phrases such as: anticipate, believe, intend, estimate, expect, continue, should, could, may, plan, project, predict, will, potential, forecast and similar expressions and include, but are not limited to, statements regarding the expected closing, consummation, completion, timing and benefits of the acquisitions of the Sponsored Vehicles (collectively, the “Proposed Transactions”), the expected synergies and equityholder value to result from the combined companies, the expected levels of cash distributions or dividends by the Sponsored Vehicles to their respective shareholders or unitholders, the expected levels of dividends by Enbridge to its shareholders, the expected financial results of Enbridge and its Sponsored Vehicles and their respective affiliates, and the future credit ratings, financial condition and business strategy of Enbridge, its Sponsored Vehicles and their respective affiliates.

Although Enbridge and its Sponsored Vehicles believe these forward-looking statements are reasonable based on the information available on the date such statements are made and processes used to prepare the information, such statements are not guarantees of future performance and readers are cautioned against placing undue reliance on forward-looking statements. By their nature, these statements involve a variety of assumptions, known and unknown risks and uncertainties and other factors, which may cause actual results, levels of activity and achievements to differ materially from those expressed or implied by such statements. Material assumptions include assumptions about the following: the expected supply of and demand for crude oil, natural gas, natural gas liquids (“NGL”) and renewable energy; prices of crude oil, natural gas, NGL and renewable energy; exchange rates; inflation; interest rates; availability and price of labor and construction materials; operational reliability; customer and regulatory approvals; maintenance of support and regulatory approvals for projects; anticipated in-service dates; weather; the timing and closing of dispositions; the realization of anticipated benefits and synergies of the Proposed Transactions; governmental legislation; acquisitions and the timing thereof; the success of integration plans; impact of capital project execution on future cash flows; credit ratings; capital project funding; expected earnings; expected future cash flows; and estimated future dividends. Assumptions regarding the expected supply of and demand for crude oil, natural gas, NGL and renewable energy, and the prices of these commodities, are material to and underlie all forward-looking statements, as they may impact current and future levels of demand for Enbridge’s and its Sponsored Vehicles’ services. Similarly, exchange rates, inflation and interest rates impact the economies and business environments and may impact levels of demand for Enbridge’s and its Sponsored Vehicles’ services and cost of inputs, and are therefore inherent in all forward looking statements. Due to the interdependencies and correlation of these macroeconomic factors, the impact of any one assumption on a forward-looking statement cannot be determined with certainty, particularly with respect to the impact of the Proposed Transactions, expected earnings and cash flow or estimated future dividends.

Forward looking statements involve risks and uncertainties that may cause actual results to be materially different from the results predicted. There are a number of important factors that could cause actual results to differ materially from those indicated in any forward looking statement including, but not limited to: the risk that the Proposed Transactions do not occur; negative effects from the pendency of the Proposed Transactions; the ability to realize expected cost savings and benefits from the Proposed Transactions; the timing to consummate the Proposed Transactions; whether the Sponsored Vehicles or Enbridge will produce sufficient cash flows to provide the level of cash distributions they expect with respect to their respective units or shares; outcomes of litigation and regulatory investigations, proceedings or inquiries; operating performance of Enbridge and its Sponsored Vehicles; regulatory parameters regarding Enbridge and its Sponsored Vehicles; other Enbridge dispositions; project approval and support; renewals of rights of way; weather, economic and competitive conditions; public opinion; changes in tax laws and tax rates; changes in trade agreements, exchange rates, interest rates, commodity prices, political decisions and supply of and demand for commodities; and any other risks and uncertainties discussed herein or in Enbridge’s or its Sponsored Vehicles’ other filings with Canadian and United States securities regulators. All forward-looking statements in this communication are made as of the date hereof and, except to the extent required by applicable law, neither Enbridge nor any of the Sponsored Vehicles assume any obligation to publicly update or revise any forward looking statements made in this communication or otherwise, whether as a result of new information, future events or otherwise. All subsequent forward looking statements, whether written or oral, attributable to Enbridge, its Sponsored Vehicles or persons acting on their behalf, are expressly qualified in their entirety by these cautionary statements. The factors described above, as well as additional factors that could affect Enbridge’s or any of its Sponsored Vehicles’ respective forward looking statements, are described under the headings “Risk Factors” and “Cautionary Statement Regarding Forward Looking Information” in Enbridge’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulators on February 16, 2018, each of EEP’s, EEQ’s and SEP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which were filed with the SEC on February 16, 2018, ENF’s Management’s Discussion and Analysis for the year ended December 31, 2017, which was filed with Canadian securities regulators on February 16, 2018, and in Enbridge’s and its Sponsored Vehicles’ respective other filings made with the SEC and Canadian securities regulators, which are available via the SEC’s website at http://www.sec.gov and at http://www.sedar.com, as applicable.

Additional Information about Enbridge and the Proposed Transactions and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxies or approval. The Proposed Transactions will be submitted to the shareholders of EEQ or ENF or unitholders of EEP or SEP, as applicable, for their consideration. Enbridge will file with the SEC proxy statements of EEQ and EEP, respectively, and a consent statement of SEP, each of which will also constitute a prospectus of Enbridge. Enbridge and its Sponsored Vehicles also plan to file other documents with the SEC and Canadian securities regulators regarding the Proposed Transactions. INVESTORS AND SECURITY HOLDERS OF ENBRIDGE AND ITS SPONSORED VEHICLES ARE URGED TO READ THE APPLICABLE REGISTRATION STATEMENT, PROXY OR CONSENT SOLICITATION STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC OR CANADIAN SECURITIES REGULATORS, AS APPLICABLE, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors, shareholders and unitholders will be able to obtain free copies of such documents containing important information about Enbridge and its Sponsored Vehicles once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov or with Canadian securities regulators through the SEDAR website at http://www.sedar.com, as applicable. Copies can also be obtained, without charge, by directing a request to Enbridge Inc., 200, 425 – 1st Street S.W., Calgary, Alberta, Canada T2P 3L8, Attention: Investor Relations.

Participants in the Solicitations

Enbridge, each of its Sponsored Vehicles, and certain of their respective directors and executive officers, may be deemed participants in the solicitation of consents or proxies from the holders of equity securities of the Sponsored Vehicles in connection with the Proposed Transactions. Information about the directors and executive officers of Enbridge is set forth in its definitive proxy statement filed with the SEC on April 5, 2018. Information about the directors and executive officers of EEP, EEQ and SEP is set forth in EEP’s, EEQ’s and SEP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, respectively, each of which was filed with the SEC on February 16, 2018. Information about the directors and executive officers of ENF is set forth in ENF’s Annual Information Form for the fiscal year ended December 31, 2017, which was filed with Canadian securities regulators on February 16, 2018. Each of these documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in any consent or proxy solicitation with respect to the Proposed Transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the relevant materials to be filed by Enbridge and the Sponsored Vehicles with the SEC when they become available.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of September 17, 2018, by and among Enbridge Energy Partners, L.P., Enbridge Energy Company, Inc., Enbridge Energy Management, L.L.C., Enbridge Inc., Enbridge (U.S.) Inc., Winter Acquisition Sub II, LLC, and solely for the purposes of Articles I, II and XI, Enbridge US Holdings Inc.

2.2*	Agreement and Plan of Merger, dated as of September 17, 2018, by and among Enbridge Energy Management, L.L.C., Enbridge Inc., Winter Acquisition Sub I, Inc., and solely for the purposes of Article I, Section 2.4 and Article X, Enbridge Energy Company, Inc.

2.3*	Arrangement Agreement, dated as of September 17, 2018, by and between Enbridge Inc. and Enbridge Income Fund Holdings Inc.

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC on request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: September 18, 2018	By:	/s/ Tyler W. Robinson
Tyler W. Robinson Vice President & Corporate Secretary (Duly Authorized Officer)

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